U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 6, 2019 (July 30, 2019)

Cuentas Inc.

(Exact name of registrant as specified in its charter)

Florida	333-148987	20-3537265
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

19 W. Flagler St., Suite 902

Miami, FL

(Address of principal executive offices)

33130

(Zip Code)

(800) 611-3622

(Registrant’s telephone number, including area code)

Cuentas Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

As used in this Current Report, all references to the terms “we”, “us”, “our”, “Cuentas” or the “Company” refer to Cuentas Inc. and its direct and indirect wholly-owned subsidiaries, unless the context clearly requires otherwise.

Explanatory Note

This Current Report on Form 8-K/A is being filed to amend the Current Report on Form 8-K filed by the Company on March 4, 2019.

Item 1.01	Entry into a Definitive Material Agreement.

As previously reported, On February 28, 2019, the Company signed a Binding Term Sheet with Optima Fixed Income LLC (“Optima”) for a total investment of $2,500,000 over one year and received $500,000 on the same date. Under the Binding Term Sheet, it was agreed that the initial invested amount of $500,000 will in consideration of 166,667 shares of Common Stock of the Company. It was also agreed that Optima may purchase a Convertible Note in the amount of $2,000,000 which may be funded on a quarterly basis. The term of the Convertible Note shall be three years and it may be converted with a discount of 25% on the share price at date of conversion, but in any case, not less than $3 per share. Optima will additionally get rights to vote some of the Series B Preferred. In any case, the total investment in the Company shall be not be less than 25% of the outstanding shares at the first anniversary of the Binding Term Sheet. On May 10, 2019 the Company and Optima executed the first Amendment of the Binding Term Sheet with Optima whereas Optima will make an additional deposit of $550,000 to the Company and whereas that additional deposit will be provided to the Company in the form of a Convertible Note as discussed in the Binding Term Sheet.

On July 30, 2019 Optima assigned its rights under the Binding Term Sheet to Dinar Zuz LLC. On the same date, the Company and Dinar Zuz LLC executed a Subscription Agreement with the same terms as reflected in the Binding Term Sheet and its First Amendment. Under the Subscription Agreement Dinar Zuz LLC made an additional deposit of $250,000 and agreed to provide an additional amount of $1,000,000 to the Company which will be provided in a form of a Convertible Note at the following dates:

Date	Amount
10/26/2019	$500,000
01/26/2020	$500,000

On August 2, 2019, Dinar Zuz LLC converted the outstanding note with the Company in the amount of $1,000,000 at a conversion rate of $3 per share. On August 5, 2019, the Company issued 500,000 shares of its common stock pursuant to a Securities Purchase Agreement which it entered on July 30, 2019.

Item 9.01	Exhibits.

Exhibit No.	Description
9.1	2019-0729-Dinar Zuz-Subscription Agreement
9.2	2019-0729-Dinar Zuz-$2M Note

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUENTAS INC.

Date: August 6, 2019	By:	/s/ Arik Maimon
Arik Maimon
Chief Executive Officer

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